Exhibit 10.1

Memorandum of Understanding

Party A: XIAMEN HEYU HOTEL MANAGEMENT CO., LTD

Party B: GOLDEN EAGLE HOTEL CO., LTD

With the purpose of resource sharing and mutual development, Party A and Party B agree as follows through friendly negotiation on the principle of equality and mutual benefit:

1.	Party B agrees to list the project assets located at No.1, Jinrong Street, Yunhong Road, Fuqing City as Party A’s target asset for listing in a packaged portfolio.
2.	The memorandum of understanding herein shall be applies for business cooperation between the two parties but not be considered as an evidence for any specific project.
3.	Both parties and their departments have the obligation to keep the commercial confidentiality herewith.
4.	Both parties agree to resolve the matters not covered herein through further negotiation.
5.	This memorandum of understanding is in duplicate with both parties holding one copy respectively.
6.	This memorandum of understanding shall come into force upon the date of signing by both parties.

PARTY A: STAMP OF Xiamen Heyu Hotel Management Co., Ltd. with signature

PARTY B: STAMP OF GOLDEN EAGLE HOTEL CO., LTD with signature

19th April, 2014	Signed at: Fuqing